Exhibit 10.40

EXECUTION VERSION
This ACKNOWLEDGMENT AND AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Instrument”) is dated as of May 27, 2016 and is by and among:
(i)OWENS CORNING, a Delaware corporation (the “U.S. Borrower”);
(ii)the Lenders party to the Credit Agreement which are signatories hereto;
(iii)WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”);
(iv)OC CANADA HOLDINGS GENERAL PARTNERSHIP, a Delaware general partnership (“OCCH”);
(v)OCCV1, INC., a Delaware corporation (“OCCV1”); and
(vi)OCCV2, LLC, a Delaware limited liability company (“OCCV2”).
Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.
W I T N E S S E T H :
WHEREAS, the U.S. Borrower, certain Subsidiaries of the U.S. Borrower, as borrowers, the financial institutions party thereto (the “Lenders”) and the Administrative Agent are parties to the Amended and Restated Credit Agreement dated as of November 13, 2015 (as amended by First Amendment to Amended and Restated Credit Agreement dated as of March 22, 2016 (as so amended, the “Credit Agreement”));
WHEREAS, the Credit Agreement amended and restated the Credit Agreement dated as of May 26, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Original Credit Agreement”) among the U.S. Borrower, certain Subsidiaries of the U.S. Borrower, as borrowers, the lenders parties thereto and the Administrative Agent;
WHEREAS, certain Subsidiaries of the U.S. Borrower, as guarantors, and the Administrative Agent are parties to the Amended and Restated Subsidiary Guaranty Agreement dated as of November 13, 2015 (the “Subsidiary Guaranty”), as affirmed by the Affirmation of the Amended and Restated Subsidiary Guaranty Agreement, dated March 22, 2016 (the “Affirmation”);
WHEREAS, certain Subsidiaries of the U.S. Borrower, as guarantors or as otherwise required by the terms thereof, are parties to the Amended and Restated Intercompany Subordination Agreement dated as of November 13, 2015 (the “Subordination Agreement”) among the U.S. Borrower, the Subsidiaries party thereto and the Administrative Agent for the benefit of the Senior Creditors (as such term is defined in the Subordination Agreement);
WHEREAS, the Subsidiary Guaranty amended and restated the Subsidiary Guaranty Agreement dated as of May 26, 2010 (as affirmed, amended, restated, supplemented or otherwise modified from time to time up to the time immediately preceding the entry into the Subsidiary Guaranty, the “Original Subsidiary Guaranty”) among certain Subsidiaries of the U.S. Borrower, as guarantors, and the Administrative Agent, as affirmed by the Affirmation of Guaranty Agreements dated as of March 24, 2011, the Affirmation of Guaranty Agreements dated as of July 27, 2011, and the Affirmation and Amendment of Guaranty Agreements dated as of November 20, 2013 (collectively, the “Original Affirmations”);
WHEREAS, the Subordination Agreement amended and restated the Intercompany Subordination Agreement dated as of May 26, 2010 (the “Original Subordination Agreement”) among the

U.S. Borrower, certain Subsidiaries party thereto and the Administrative Agent for the benefit of the Senior Creditors (as such term is defined in the Original Subordination Agreement):
WHEREAS, the Original Credit Agreement required, and the Credit Agreement requires, Wholly-Owned Domestic Subsidiaries that are Material Subsidiaries to be parties to the Original Subsidiary Guaranty and the Subsidiary Guaranty, respectively;
WHEREAS, Section 7.12 of the Original Credit Agreement required, and Section 7.12 of the Credit Agreement requires, Wholly-Owned Domestic Subsidiaries that (i) are created, established or acquired after the date of the Original Credit Agreement or the Credit Agreement, as the case may be, and are Material Subsidiaries or (ii) are not Subsidiary Guarantors but have become Material Subsidiaries be added to the Original Subsidiary Guaranty or the Subsidiary Guaranty, as the case may be, in either case as Subsidiary Guarantors if the conditions described in such Section 7.12 are met;
WHEREAS, OCCH, a holding company formed under the general partnership law of the State of Delaware substantially all of the assets of which are located outside of the United States, and which is owned by non-U.S. affiliates, was inadvertently included as a party to the Subsidiary Guaranty (including the Affirmation) and the Original Subsidiary Guaranty (including the Original Affirmations);
WHEREAS, neither the U.S. Borrower nor the Lenders party hereto intended for any Subsidiary to become a guarantor under either the Subsidiary Guaranty (including the Affirmation) or the Original Subsidiary Guaranty (including the Original Affirmations) (a “Guarantor”) if such Subsidiary’s becoming a Guarantor could give rise to an adverse U.S. income tax consequence to the U.S. Borrower (“Adverse Tax Consequence”);
WHEREAS, OCCH is (and has been since the date of the Original Credit Agreement) an indirect wholly-owned Subsidiary of Owens Corning International Holdings CV, a controlled foreign corporation (within the meaning of Section 957 of the Code) and, as a result, its status as a Guarantor could give rise to an Adverse Tax Consequence;
WHEREAS, accordingly and in furtherance of the original intent of the parties hereto, the parties hereto desire to acknowledge and agree that the inclusion of OCCH in both the Original Subsidiary Guaranty and the Subsidiary Guaranty was a mistake and contrary to their original intent. The parties hereto further desire to agree that (i) the inclusion of OCCH in both the Original Subsidiary Guaranty (including the Original Affirmations) and the Subsidiary Guaranty (including the Affirmation) be hereby voided both in the Original Subsidiary Guaranty and the Subsidiary Guaranty such that such inclusion is of no force and effect as from the respective original dates of the Original Subsidiary Guaranty, the Subsidiary Guaranty, each of the Original Affirmations and the Affirmation and (ii) giving effect hereto, OCCH has no obligations under the Original Subsidiary Guaranty (including the Original Affirmations) or the Subsidiary Guaranty (including the Affirmation), on the terms and conditions set forth herein;
WHEREAS, accordingly and in furtherance of the original intent of the parties hereto, the parties hereto further desire to amend the Credit Agreement and the Subsidiary Guaranty (including the Affirmation) to terminate and release OCCH as a Subsidiary Guarantor thereunder, on the terms and conditions set forth herein;
WHEREAS, OCCV1 is a holding company incorporated under the law of the State of Delaware and OCCV2 is a holding company formed as a limited liability company under the law of the State of Delaware, in each case the sole assets of which are nominal equity interests in controlled foreign corporations (within the meaning of Section 957 of the Code);

WHEREAS, the parties hereto further desire to release each of OCCV1 and OCCV2 from their respective obligations under the Subsidiary Guaranty and to amend the Credit Agreement and the Subordination Agreement accordingly; and
WHEREAS, the U.S. Borrower hereby confirms to the Lenders that the termination and release of OCCH, and the release of both of OCCV1 and OCCV2, as Subsidiary Guarantors under the Credit Agreement and the Subsidiary Guaranty (including the Affirmation) will result in only immaterial changes to the information contained in the U.S. Borrower’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 as set forth in Item 8 -- Financial Statements and Supplementary Data -- Note 21, Condensed Consolidating Financial Statements -- Guarantor and Nonguarantor Financial Statements”;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Acknowledgment and Agreement -- OCCH.
(a)Each party hereto hereby acknowledges and agrees that at the respective times of the entry into the Original Credit Agreement, the Original Subsidiary Guaranty, each of the Original Affirmations, the Credit Agreement, the Subsidiary Guaranty, the Affirmation, the Original Subordination Agreement and the Subordination Agreement by such parties, and at all times from the respective dates of entry into such Agreements to the date hereof, it was the intent of such party that no Subsidiary would become a Guarantor if such Subsidiary’s becoming a Guarantor could give rise to an Adverse Tax Consequence.
(b)Each of the Borrowers, OCCH, the Administrative Agent and the Lenders party hereto acknowledges and agrees that the inclusion of OCCH as a Guarantor under the Original Subsidiary Guaranty and the Subsidiary Guaranty was a mistake and contrary to the intent of such party at the time of execution.
(c)The Administrative Agent and each of the Lenders party hereto acknowledge that the U.S. Borrower was not required by the terms of the Original Credit Agreement or the Credit Agreement to designate any Immaterial Subsidiary as a Guarantor.
(d)Pursuant to the foregoing, each party hereto hereby agrees that (i) the entry by OCCH into each of the Original Subsidiary Guaranty (including the Original Affirmations) and the Subsidiary Guaranty (including the Affirmation) be, and each such entry hereby is, voided, (ii) notwithstanding (A) any reference to OCCH as a Subsidiary Guarantor in the Original Credit Agreement (including without limitation Schedule 6.12 thereto), the Credit Agreement (including without limitation Schedule 6.12 thereto), the Original Subordination Agreement or the Subordination Agreement or (B) OCCH’s entry into the Original Subordination Agreement or the Subordination Agreement, OCCH’s status as a Guarantor under the Original Subsidiary Guaranty (including the Original Affirmations) and the Subsidiary Guaranty (including the Affirmation) is terminated and released, as from the respective dates the parties entered into the Original Subsidiary Guaranty and the Subsidiary Guaranty and (iii) giving effect to clauses (i) and (ii) hereto, OCCH is not, and was not at any time, a guarantor of any obligations of any Borrower under or pursuant to any of the Original Credit Agreement, the Credit Agreement, the Original Subsidiary Guaranty (including the Original Affirmations), the Subsidiary Guaranty (including the Affirmation) or any agreement or instrument related to any of the foregoing agreements (including without limitation the Original Subordination Agreement and the Subordination Agreement).
2.Amendments to the Credit Agreement. To fully effectuate the original intent of the parties hereto as set forth in Section 1 hereof, the Credit Agreement is hereby amended as follows:
(a)The definition of “Domestic Subsidiary” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Domestic Subsidiary” shall mean, as to any Person, any Subsidiary of such Person incorporated or organized in the United States or any State or territory thereof other than an FSHCO.
(b)Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical locations:
“CFC” shall mean a “controlled foreign corporation” as defined in Section 957 of the Code.
“FSHCO” shall mean any domestic Subsidiary that either (i) has no material liabilities and owns no material assets other than Equity Investments in one or more CFCs and immaterial assets incidental or related thereto, or (ii) is wholly owned for purposes of the Code by one or more CFCs.
(c)Schedule 6.12 is revised and replaced in its entirety by Annex I attached hereto.
3.Amendments to the Subsidiary Guaranty. The Subsidiary Guaranty is hereby amended by removing the signatures and signature blocks for OCCV1, OCCV2 and OCCH in the signature pages of the Subsidiary Guaranty and also in the Affirmation.
4.Amendments to the Subordination Agreement. The Subordination Agreement is hereby amended by removing the signatures and signature blocks for OCCV1, OCCV2 and OCCH in the signature pages of the Subordination Agreement.
5.Termination and Release of OCCH as a Subsidiary Guarantor. The Subsidiary Guaranty (including the Affirmation) and the Credit Agreement are hereby amended to terminate and release OCCH as a Subsidiary Guarantor under the Subsidiary Guaranty (including the Affirmation) and the Credit Agreement, and such that, giving effect hereto, OCCH shall have no obligations under the Credit Agreement, the Original Credit Agreement, the Subsidiary Guaranty, the Original Subsidiary Guaranty or any other “Loan Document” referenced therein as from the respective original date thereof and is not and shall not be considered a “Subsidiary Guarantor” thereunder.
6.Release of OCCV1 and OCCV2 as Subsidiary Guarantors. The Subsidiary Guaranty (including the Affirmation) and the Credit Agreement are hereby amended to release OCCV1 and OCCV2 as Subsidiary Guarantors, such that, giving effect hereto, neither OCCV1 nor OCCV2 shall have any obligations under the Credit Agreement, the Original Credit Agreement, the Subsidiary Guaranty, the Original Subsidiary Guaranty or any other Loan Document referenced therein and is not and shall not be considered a Subsidiary Guarantor thereunder.
7.Representations and Warranties. The U.S. Borrower hereby represents and warrants that:
(a)The representations and warranties contained in Article VI of the Credit Agreement (other than Section 6.5(e) of the Credit Agreement) are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of such date, except for any representation and warranty made as of an earlier date, which representation and warranty is true and correct in all material respects as of such earlier date; provided, that if a representation and warranty is qualified as to materiality, the materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this representation.
(b)Since December 31, 2015, nothing has occurred (singly or in the aggregate with all other occurrences) that has had, or could reasonably be expected to have, a Material Adverse Effect.
(c)No Default or Event of Default has occurred and is continuing as of the date hereof (and without limiting the foregoing, the U.S. Borrower is and has at all times been in compliance with Section 7.12 of the Credit Agreement).

(d)Upon the effectiveness of this Instrument, each of OCCH, OCCV1 and OCCV2 shall cease to be guarantors under the Senior Notes Documents pursuant to and in accordance with the terms thereof.
(e)OCCH, OCCV1 and OCCV2 collectively represented approximately 0.0% of the Consolidated Net Tangible Assets of the U.S. Borrower and its Subsidiaries as of March 31, 2016 and approximately 0.3% of the Consolidated Net Income of the U.S. Borrower and its Subsidiaries for the twelve month period ending March 31, 2016.
(f)None of OCCH, OCCV1 or OCCV2 is the creditor in respect of an Intercompany Loan as to which any Credit Party is the obligor.
8.Effectiveness. This Instrument is a Loan Document and shall become effective upon the execution and delivery hereof by the U.S. Borrower, OCCH, OCCV1, OCCV2, the Administrative Agent and the Required Lenders (without regard to whether it has been executed and delivered by all the Lenders).
9.References; Effect, Etc. Upon the effectiveness hereof, each reference to the Credit Agreement or the Subsidiary Guaranty in the Credit Agreement, the Subsidiary Guaranty or any other Loan Document shall mean and be a reference to the Credit Agreement or the Subsidiary Guaranty, as the case may be, as modified hereby. Except as specifically amended hereby or by the Affirmation, the Credit Agreement, the Subsidiary Guaranty and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The provisions of Sections 1(d), 2, 3, 4, 5 and 6 hereof shall be binding upon all parties to the Original Credit Agreement, the Credit Agreement, the Original Subsidiary Guaranty, the Subsidiary Guaranty, the Original Subordination Agreement and the Subordination Agreement (whether or not party hereto), as applicable, in accordance with and as provided in Section 11.2 of each of the Original Credit Agreement and the Credit Agreement, Section 12 of each of the Original Subsidiary Guaranty and the Subsidiary Guaranty and Section 14 of each of the Original Subordination Agreement and the Subordination Agreement, as applicable. The execution hereof by any Lender shall be deemed to represent its consent to the modifications of the applicable documents referred to herein for purposes of the amendment provisions of such documents.
10.No Waiver. The execution, delivery and effectiveness of this Instrument shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of or consent to any provision of the Credit Agreement or any other Loan Documents executed and/or delivered in connection therewith. Without limiting the foregoing and notwithstanding anything herein to the contrary, nothing herein shall constitute the agreement of any Lender or the Administrative Agent to release any Guarantor from the Original Subsidiary Guaranty (including the Original Affirmations), the Subsidiary Guaranty (including the Affirmation), the Original Subordination Agreement or the Subordination Agreement other than OCCH, OCCV1 and OCCV2 nor shall any Credit Party be entitled to rely upon this Instrument with respect to any Guarantor release other than with respect to OCCH, OCCV1 or OCCV2.
11.Counterparts. This Instrument may be executed in any number of counterparts (and by the different parties hereto on separate counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this Instrument by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
12.Governing Law. THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.
13.Headings. Section headings in this Instrument are included herein for convenience of reference only and shall not constitute a part of this Instrument for any other purpose.
* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized signatories to execute and deliver this Instrument as of the date first above written.
OWENS CORNING

By: /s/ Michael C. McMurray
Name: Michael C. McMurray
Title: Chief Financial Officer
By: /s/ Brad Lazorka
Name: Brad Lazorka
Title: Treasurer

OC CANADA HOLDINGS GENERAL PARTNERSHIP

By:    OC CANADA HOLDINGS COMPANY

By: /s/ Dovas Lesniauskas
                     Name: Dovas Lesniauskas
                     Title: Director

OCCV1, INC.

By: /s/ Brad Lazorka
Name: Brad Lazorka
Title: Treasurer

OCCV2, LLC

By: /s/ Brad Lazorka
Name: Brad Lazorka
Title: Treasurer

AGREED AND ACKNOWLEDGED:

DUTCH OC COOPERATIEF INVEST U.A.,
as European Borrower

By: /s/ Jan Coerts
Name: Jan Coerts
Title: Director A

By: /s/ Hubert Pierre Joseph Francois Fraiture
Name: Hubert Pierre Joseph Francois Fraiture
Title: Director B

OC CANADA FINANCE INC.,
as Canadian Borrower

By: /s/ Brad Lazorka
Name: Brad Lazorka
Title: Treasurer

AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, Swingline Lender and Lender

By: /s/ John D. Brady
Name: John D. Brady
Title: Managing Director

BANK OF AMERICA, N.A., as an Issuing Lender, Swingline Lender and Lender

By: /s/ Mike Delaney
Name: Mike Delaney
Title: Director

CITIBANK, N.A., as an Issuing Lender and Lender

By: /s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President Signature Page to

BNP PARIBAS, as a Lender

By: /s/ Pawel Zelezik
Name: Pawel Zelezik
Title: Vice President

By: /s/ Duane Helkowski
Name: Duane Helkowski
Title: Managing Director

JPMORGAN CHASE BANK, N.A, as a Lender

By: /s/ Juan J. Javellana
Name: Juan J. Javellana
Title: Executive Director

THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ Brad Jarman
Name: Brad Jarman
Title: Associate Director

By: /s/ Kim Snyder
Name: Kim Snyder
Title: Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By: /s/ Kaye Ea
Name: Kaye Ea
Title: Managing Director

By: /s/ Gordon Yip
Name: Gordon Yip
Title: Director

HSBC BANK USA, N.A., as a Lender

By: /s/ Casey DeMarco
Name: Casey DeMarco
Title: Assistant Vice President

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Jerry Li
Name: Jerry Li
Title: Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Joshua A. Droppers
Name: Joshua A. Droppers
Title: Assistant Vice President

FIFTH THIRD BANK, as a Lender

By: /s/ Christopher C. Motley
Name: Christopher C. Motley
Title: Senior Vice President

FIFTH THIRD BANK, OPERATING THROUGH ITS CANADIAN BRANCH, as a Lender

By: /s/ Ramin Ganjavi
Name: Ramin Ganjavi
Title: Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Jeffrey S. Johnson
Name: Jeffrey S. Johnson
Title: Senior Vice President

ANNEX I

Owens Corning Credit Agreement
Schedule 6.12
Subsidiaries
Restated as of May 27, 2016

DOMESTIC SUBSIDIARIES	Guarantor	Immaterial
CDC Corporation	X
Engineered Pipe Systems, Inc.	X
Eric Company	X
IPM Inc.	X
Northern Elastomeric, Inc.		X
OCV Finance, LLC		X
OCV Intellectual Capital, LLC	X
Owens Corning Automotive, LLC		X
Owens Corning Composite Materials, LLC	X
Owens Corning Construction Services, LLC	X
Owens Corning Elaminator Insulation Systems, LLC		X
Owens Corning Fabwel, LLC		X
Owens Corning Foam Insulation, LLC	X
Owens Corning Franchising, LLC	X
Owens Corning HOMExperts, Inc.	X
Owens Corning HT, Inc.	X
Owens Corning Insulating Systems, LLC	X
Owens Corning Intellectual Capital, LLC	X
Owens Corning Mineral Wool, LLC		X
Owens Corning Non-Woven Technology, LLC		X
Owens Corning Receivables LLC		X
Owens Corning Remodeling Systems, LLC		X
Owens Corning Roofing and Asphalt, LLC	X
Owens Corning Sales, LLC	X
Owens Corning Science and Technology, LLC	X
Owens Corning Sunrooms Franchising, LLC		X
Owens Corning Technical Fabrics, LLC		X
Owens Corning U.S. Holdings, LLC	X
Owens-Corning Funding Corporation	X
Soltech, Inc.	X
TF Holding Corp.		X
Thermafiber, Inc.		X

1 OF 4

Owens Corning Credit Agreement
Schedule 6.12
Subsidiaries
Restated as of May 27, 2016

FOREIGN SUBSIDIARIES
Crown Mfg. Inc.
Dutch OC Cooperatief Invest U.A.
EPS Holding AS
European Owens Corning Fiberglas SPRL
Finefiber (Shanghai) Building Material Co. Ltd.
Finefiber Insulation Co. Pte. Ltd.
Instalaciones Especializadas en Confort Termoacustico y
Ampliacion, S. de R.L. de C.V.
Inversiones Owens Corning Chile Holdings Company
IP Owens Corning I, S. de R.L. de C.V.
Norske EPS BOT AS
OC Canada Finance Inc.
OC Canada Holdings Company OC Canada Holdings General Partnership
OC Celfortec Company
OC Fabrics (Changzhou) Co., Ltd.
OC Latin American Holdings GmbH
OC NL Invest Cooperatief U.A.
OC PRO CV
OCCV1, Inc. OCCV2, LLC OCV (Thailand) Co. Ltd.
OCV Chambéry France
OCV Chambéry International
OCV Fabrics UK Ltd.
OCV Italia Srl
OCV Mexico S. de R.L. de C.V.
OCV Reinforcements (Hangzhou) Co., Ltd.
OCV Reinforcements Alcala Spain S.L.
OCV Servicios Mexico, S.A. de C.V.
OCV Steklovolokno OAO
Owens Corning (Australia) Pty Limited
Owens Corning (China) Investment Company Limited
Owens Corning (Guangzhou) Fiberglas Co., Ltd.
Owens Corning (Nanjing) Building Materials Co., Ltd.
Owens Corning (Shanghai) Fiberglas Co. Ltd.
Owens Corning (Singapore) Pte Ltd
Owens Corning (Tianjin) Building Materials Co. Ltd.
Owens Corning (Xi’an) Building Materials Co., Ltd.
Owens Corning Alloy Canada GP Inc.
Owens Corning Alloy Canada LP

2 OF 4

Owens Corning Credit Agreement
Schedule 6.12
Subsidiaries
Restated as of May 27, 2016

Owens Corning Argentina Sociedad de Responsabilidad Limitada
Owens Corning Automotive (UK) Ltd.
Owens Corning BM (Korea), Ltd
Owens Corning Canada GP Inc.
Owens Corning Canada Holdings B.V.
Owens Corning Canada LP
Owens Corning Cayman (China) Holdings
Owens Corning Celfortec Canada GP Inc.
Owens Corning Celfortec LP
Owens Corning Composites (China) Co., Ltd.
Owens Corning Composite Materials Canada GP Inc.
Owens Corning Composite Materials Canada LP
Owens Corning Composites (Beijing) Co., Ltd.
Owens Corning DC Pension Plan Limited
Owens Corning Enterprise (India) Pvt. Ltd.
Owens Corning Fiberglas A.S. Limitada
Owens Corning Fiberglas Espana SL
Owens Corning Fiberglas France
Owens Corning Fiberglas S.R.L.
Owens Corning Financial Services ULC
Owens Corning GlassMetal Services (Suzhou) Co., Ltd.
Owens Corning Holdings 1 CV
Owens Corning Holdings 3 CV
Owens Corning Holdings 4 CV
Owens Corning Holdings 5 CV
Owens Corning Holdings Holland B.V.
Owens Corning Hong Kong Limited
Owens Corning Industries (India) Private Limited
Owens Corning Insulating Systems Canada GP Inc.
Owens Corning Insulating Systems Canada LP
Owens Corning International Holdings CV
Owens Corning Japan LLC
Owens Corning Kohold B.V.
Owens Corning Korea
Owens Corning Mexico, S. de R.L. de C.V.
Owens Corning Remodeling Canada GP Inc.
Owens Corning Remodeling Canada LP
Owens Corning Supplementary Pension Plan Limited
Owens-Corning (India) Private Limited

3 OF 4

Owens Corning Credit Agreement
Schedule 6.12
Subsidiaries
Restated as of May 27, 2016

Owens-Corning Britinvest Limited
Owens-Corning Cayman Limited
Owens-Corning Fiberglas (UK) Pension Plan Ltd.
Owens-Corning Fiberglas Deutschland GmbH
Owens-Corning Sweden AB
Owens-Corning Veil Netherlands B.V.
Owens-Corning Veil U.K. Ltd.
Tecnologia Owens Corning I, S. de R.L. de C.V.
Transandina de Comerico S.A

4 OF 4

AFFIRMATION OF AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT
May 27, 2016

Each of the undersigned acknowledges receipt of a copy of that certain Acknowledgment and Agreement and Second Amendment to Amended and Restated Credit Agreement dated as of the date hereof (the “Amendment”) relating to the Amended and Restated Credit Agreement dated as of November 13, 2015 (as amended, the “Credit Agreement”) referred to therein, consents to the Amendment and each of the transactions referenced therein, hereby reaffirms its obligations under the Amended and Restated Subsidiary Guaranty Agreement and agrees that all references in the Guaranty Agreement to the “Credit Agreement” shall hereafter mean and be a reference to the Credit Agreement as amended by the Amendment. Although the Subsidiary Guarantors have been informed of the matters set forth herein and have acknowledged and consented to the same, each Subsidiary Guarantor understands that neither the Administrative Agent nor any Lender has any obligation to inform the Subsidiary Guarantors of such matters in the future or to seek any Subsidiary Guarantor’s acknowledgment or consent to future amendments or waivers, and nothing herein shall create such a duty.
Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.
[signature page follows]

IN WITNESS WHEREOF, each Guarantor has caused this Affirmation of Amended and Restated Subsidiary Guaranty Agreement to be executed and delivered as of the date hereof.
CDC CORPORATION
ENGINEERED PIPE SYSTEMS, INC.
ERIC COMPANY
IPM INC.
OCV INTELLECTUAL CAPITAL, LLC
OWENS CORNING COMPOSITE MATERIALS, LLC
OWENS CORNING CONSTRUCTION SERVICES, LLC
OWENS CORNING FOAM INSULATION, LLC
OWENS CORNING FRANCHISING, LLC
OWENS CORNING HOMEXPERTS, INC.
OWENS CORNING HT, INC.
OWENS CORNING INSULATING SYSTEMS, LLC
OWENS CORNING INTELLECTUAL CAPITAL, LLC
OWENS CORNING ROOFING AND ASPHALT, LLC
OWENS CORNING SALES, LLC
OWENS CORNING SCIENCE AND TECHNOLOGY, LLC
OWENS CORNING U.S. HOLDINGS, LLC
OWENS-CORNING FUNDING CORPORATION
SOLTECH, INC.

By:    /s/ Brad Lazorka

Name:	Brad Lazorka
Title:    Authorized Officer for each of the above Guarantors
\